UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Sterling Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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111 North Wall Street

Spokane, Washington 99201

August 21, 2009

Dear Fellow Shareholder:

It is my pleasure to invite you to attend the Special Meeting of Shareholders of Sterling Financial Corporation. The Special Meeting will be held in the Wall Street Conference Room of Sterling Savings Bank, 111 North Wall Street, in Spokane, Washington, on September 21, 2009, at 9:00 a.m., local time.

We are holding the Special Meeting to request your support for the proposals permitting us to increase the number of our authorized shares of common stock in order to meet possible future business and financing needs. The availability of these additional shares will provide Sterling with the capability and flexibility to issue common stock for a variety of purposes that the Board of Directors may deem advisable in the future. These purposes could include, among other things, raising additional capital; increasing the regulatory capital position of our subsidiary banks; issuing stock for possible acquisition transactions; repaying funds received by us through the U.S. Treasury Department’s Troubled Asset Relief Program Capital Purchase Program should we elect to do so in the future; or for other corporate and business purposes.

The formal Notice of Special Meeting of Shareholders and the proxy statement are attached and describe the proposals to be voted on at the Special Meeting. The Board of Directors believes the proposals are in the best interests of Sterling and its Shareholders and, accordingly, recommends that you vote “FOR” each of the proposals. We will also respond to appropriate questions of Shareholders.

It is important that you be represented at the Special Meeting regardless of the number of shares you own or whether you are able to attend the Special Meeting in person. We urge you to complete, sign and date your proxy card today and promptly return it in the postage-paid envelope provided, even if you plan to attend the Special Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support is sincerely appreciated.

Sincerely,

/s/Harold B. Gilkey
Harold B. Gilkey Chairman of the Board, President and Chief Executive Officer

111 North Wall Street

Spokane, Washington 99201

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

Notice is hereby given that the Special Meeting of Shareholders of Sterling Financial Corporation (“Sterling”) will be held in the Wall Street Conference Room of Sterling Savings Bank, 111 North Wall Street, Spokane, Washington, on September 21, 2009, at 9:00 a.m., local time, for the following purposes:

1.	To approve an amendment to Sterling’s Restated Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 to 750,000,000 shares;

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve the proposed amendment to the Restated Articles of Incorporation; and

3.	To transact such other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

These matters are more fully described in the attached proxy statement. Only Shareholders of record at the close of business on August 6, 2009, the record date, will be entitled to vote at the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN, OR WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

/s/Andrew J. Schultheis
Andrew J. Schultheis Secretary

Spokane, Washington

August 21, 2009

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum. A proxy card and self-addressed envelope are enclosed for your convenience. No postage is required if mailed in the United States.

Page
PROXY STATEMENT	1
Date, time, place and purpose of Sterling’s Special Meeting	1
Who is entitled to vote?	1
Why is Sterling proposing to increase its authorized shares of common stock?	1
How do I vote at the Special Meeting?	1
What if my shares are held in street name?	2
How will my shares of common stock held in Sterling’s 401(k) Employee Savings and Investment Plan and Trust be voted?	2
How many shares must be present to hold the meeting?	2
What if a quorum is not present at the meeting?	3
What vote is required to approve Proposal 1: Approval of an amendment to Sterling’s Restated Articles of Incorporation to increase the number of authorized shares of common stock?	3
What vote is required to approve Proposal 2: Approval of the adjournment of the Special Meeting, if necessary?	3
How may I revoke my proxy?	3
May I vote electronically via Internet or telephone?	3
Who will pay the expenses of proxy solicitation?	4
What is the recommendation of the Board of Directors with regard to the proposals?	4
Are there Dissenters’ Rights with respect to the proposals?	4
Important Notice regarding the availability of proxy materials for the Special Shareholder Meeting to be held on September 21, 2009	4
FORWARD-LOOKING STATEMENTS	5
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO STERLING’S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, FROM 100,000,000 TO 750,000,000 SHARES	5
PROPOSAL 2: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION	7
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	8
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
MISCELLANEOUS	10
SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING	10
INCORPORATION BY REFERENCE	10

i

STERLING FINANCIAL CORPORATION

111 North Wall Street

Spokane, Washington 99201

PROXY STATEMENT

Special Meeting of Shareholders

To be Held September 21, 2009

Date, time, place and purpose of Sterling’s Special Meeting

A Special Meeting of Shareholders of Sterling Financial Corporation (“Sterling”), including any postponements or adjournments thereof (the “Special Meeting”), will be held at 9:00 a.m., local time, on September 21, 2009, in the Wall Street Conference Room of Sterling Savings Bank, 111 North Wall Street, Spokane, Washington. At the meeting, Sterling’s shareholders will be asked to approve an amendment to Sterling’s Restated Articles of Incorporation to increase the number of authorized shares of common stock and to approve the adjournment of the Special Meeting, if necessary. This proxy statement is first being sent to holders of Sterling common stock on or about August 21, 2009, and is accompanied by a proxy that is being solicited by the Sterling Board of Directors for use at the Special Meeting.

Who is entitled to vote?

Only holders of record of Sterling common stock at the close of business on August 6, 2009 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. Each holder of Sterling common stock is entitled to one vote for each share of Sterling common stock owned as of the Record Date. As of the Record Date, there were 52,397,343 shares of Sterling common stock outstanding.

Why is Sterling proposing to increase its authorized shares of common stock?

Sterling is proposing to increase its authorized shares of common stock in order to meet possible future business and financing needs. The availability of these additional shares will provide Sterling with the capability and flexibility to issue common stock for a variety of purposes that the Board of Directors may deem advisable in the future. These purposes could include, among other things, raising additional capital; increasing the capital position of our subsidiary banks; issuing stock for possible acquisition transactions; repaying funds received by Sterling through the U.S. Department of the Treasury’s (“Treasury”) Capital Purchase Program should we elect to do so in the future; or for other corporate and business purposes.

How do I vote at the Special Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the Special Meeting and described in these materials. You are a shareholder of record if your shares of Sterling common stock are held in your name. If you are a beneficial owner of Sterling common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Sterling common stock can only be voted if the shareholder is present in person or by proxy at the Special Meeting. To ensure your representation at the Special Meeting, we recommend you vote by proxy even if you plan to attend the Special Meeting. You can always change your vote at the meeting if you are a shareholder of record.

Instructions for voting are found on the proxy card. Shares of Sterling common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the Special Meeting, the persons named in the proxy will vote the shares “FOR” the amendment of the Restated Articles of Incorporation to increase the authorized number of shares of common stock, and “FOR” the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to approve the proposed amendment to the Restated Articles of Incorporation. If any other matters are properly presented at the Special Meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the Special Meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if my shares are held in street name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. Because the affirmative vote of the holders of a majority of the outstanding shares of Sterling common stock entitled to vote at the Special Meeting is needed for us to proceed with amending our Restated Articles of Incorporation, the failure to vote by proxy or in person will have the same effect as a vote against the proposals to amend the Restated Articles of Incorporation. Accordingly, if you hold your stock in street name through a bank or broker, the Sterling Board of Directors urges you to promptly vote by following the voting instructions of your bank or broker.

If your shares are held in street name, you will need proof of ownership to be admitted to the Special Meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the Special Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How will my shares of common stock held in Sterling’s 401(k) Employee Savings and Investment Plan and Trust be voted?

If you are a participant in Sterling’s 401(k) Employee Savings and Investment Plan and Trust, your completed proxy will serve as voting instructions to the plan trustee. However, your voting instructions must be received at least five days prior to the Special Meeting to count. In accordance with the terms of the plan, if you fail to instruct the plan trustee how to vote your plan shares, the trustee will vote your plan shares in accordance with the recommendations of the 401(k) Advisory Committee.

How many shares must be present to hold the meeting?

Under Washington law, any Shareholder action at a meeting requires that a quorum exist with respect to that action. A quorum for the actions to be taken at the Special Meeting will consist of a majority of the outstanding shares of Sterling common stock entitled to vote, present in person or by proxy at the Special Meeting. Shareholders of record, including brokers holding customers’ shares of record, who are present at the Special Meeting in person or by proxy and who abstain from voting are considered present and entitled to vote, and will count toward a quorum.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting. The Board of Directors must fix a new Record Date to determine the shareholders entitled to vote at the adjourned meeting if the meeting is adjourned more than 120 days after the date fixed for the original meeting.

What vote is required to approve Proposal 1: Approval of an amendment to Sterling’s Restated Articles of Incorporation to increase the number of authorized shares of common stock?

The approval of the proposed Amendment to the Restated Articles of Incorporation to increase the authorized number of shares of common stock requires the affirmative vote of a majority of the outstanding shares entitled to vote at the Special Meeting. Abstentions will have the same effect as a vote against the proposal. Broker non-votes do not constitute votes cast and therefore will have no effect on approval of the proposal. Our Board of Directors unanimously recommends that you vote “FOR” the amendment to the Restated Articles of Incorporation to increase the number of authorized shares of common stock.

What vote is required to approve Proposal 2: Approval of the adjournment of the Special Meeting, if necessary?

The approval of the adjournment of the Special Meeting requires the affirmative vote of a majority of the votes cast to authorize the Board of Directors to adjourn, postpone or continue the Special Meeting. Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal. If so, such abstention will not be counted as a vote cast on the item and, therefore, will have no effect on the outcome of the vote on the item. Provided there is a quorum of shareholders present in person or by proxy, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal. Our Board of Directors unanimously recommends that you vote “FOR” the proposal to adjourn the Special Meeting, if necessary.

How may I revoke my proxy?

You may revoke your proxy at any time by taking any of the following actions before your proxy is voted at the Special Meeting:

•	Deliver to Sterling a written notice bearing a date later than the date of the proxy card, stating that you revoke the proxy;

•	Sign and deliver to Sterling a proxy card relating to the same shares and bearing a later date; or

•	Attend the meeting and vote in person, although attendance at the meeting will not, by itself, revoke a proxy.

Also, please note that if you have voted through your broker, bank or other nominee and you wish to change your vote, you must follow the instructions received from such entity to change your vote.

May I vote electronically via Internet or telephone?

A large number of banks and brokerage firms provide Shareholders whose shares are registered in the name of such firms the opportunity to vote via the Internet or by telephone. The voting form sent to a beneficial owner will provide instructions if such options are available.

Who will pay the expenses of proxy solicitation?

The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by Sterling. Proxies will be solicited by Sterling by mail or electronically and may also be solicited on behalf of Sterling by directors, officers and other employees of Sterling, without additional remuneration, in person or by telephone or facsimile transmission. In addition, Sterling has entered into an agreement (the “Proxy Agent Agreement”) with The Altman Group (the “Proxy Agent”) to serve as a proxy solicitation agent on behalf of Sterling in connection with the Special Meeting. As provided in the Proxy Agent Agreement, Sterling will pay the Proxy Agent a base fee of $6,000 and reimburse the Proxy Agent for routine out-of-pocket expenses. The Proxy Agent will also receive an additional fee, calculated on a per-call basis, to telephone retail shareholders, if necessary. Sterling will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Sterling common stock as of the record date and will reimburse such entities for the cost of forwarding the proxy materials in accordance with customary practice.

What is the recommendation of the Board of Directors with regard to the proposals?

The Board of Directors of Sterling believes the proposals described herein are in the best interests of Sterling and its Shareholders and, accordingly, recommends that the Shareholders vote “FOR” the proposals identified in the Notice.

Are there Dissenters’ Rights with respect to the proposals?

There are no dissenters’ rights applicable to any matters to be considered at the Special Meeting.

Important Notice regarding the availability of proxy materials for the Special Shareholder Meeting to be held on September 21, 2009.

The Special Meeting Proxy Statement and Proxy Card, as well as the Annual Report to Shareholders for the year ended December 31, 2008, are also available at www.sterlingfinancialcorporation-spokane.com.

You may request additional copies of the proxy materials without charge by sending a request via e-mail to investor.relations@sterlingsavings.com, calling 1-800-336-6610 ext. 1477, or by making a request online at www.sterlingfinancialcorporation-spokane.com. You may request to receive paper copies of the proxy materials for all future meetings or only for the Special Meeting of Shareholders.

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Special Meeting of Shareholders. Directions to attend the Special Meeting where you may vote in person can be found on our website at www.sterlingfinancialcorporation-spokane.com.

FORWARD-LOOKING STATEMENTS

From time to time, Sterling and its senior managers have made and will make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be contained in this proxy statement and in other documents that Sterling files with the Securities and Exchange Commission. Such statements may also be made by Sterling and its senior managers in oral or written presentations to analysts, investors, the media and others. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Also, forward-looking statements can generally be identified by words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “seek,” “expect,” “intend,” “plan” and similar expressions.

Forward-looking statements provide management’s expectations or predictions of future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. These statements speak only as of the date they are made. Sterling does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. There are a number of factors, many of which are beyond Sterling’s control that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. For a discussion of such factors, please see the sections entitled “Forward-Looking Statements” and “Risk Factors” in Sterling’s annual report on Form 10-K for the period ended December 31, 2008 which is incorporated by reference herein.

PROPOSAL 1:	APPROVAL OF AN AMENDMENT TO STERLING’S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, FROM 100,000,000 TO 750,000,000 SHARES.

On August 5, 2009, our Board of Directors unanimously adopted a resolution recommending that Sterling’s Restated Articles of Incorporation be amended to increase the number of authorized shares of common stock, having a par value of $1.00 per share, from 100,000,000 shares to 750,000,000 shares (the “Common Stock Amendment”). The Board of Directors further directed that the Common Stock Amendment be submitted for consideration by shareholders at a Special Meeting. In the event the Common Stock Amendment is approved by shareholders, Sterling will thereafter execute and submit to the Washington Secretary of State for filing Articles of Amendment of the Restated Articles of Incorporation providing for the Common Stock Amendment. The Common Stock Amendment will become effective when the Articles of Amendment are accepted for filing by the Washington Secretary of State.

As of the voting record date for the Special Meeting, there were 52,397,343 shares of common stock issued and outstanding and another 10,246,080 shares of common stock were reserved for issuance upon exercise of options previously granted from Sterling’s stock option plans or issuable under other outstanding stock awards and the warrant issued to the Treasury pursuant to Sterling’s participation in the Capital Purchase Program (the “Treasury Warrant”). While Sterling’s authorized but unissued shares currently available for issuance are sufficient to meet its obligations to deliver shares under these previously granted stock options and stock awards, and the Treasury Warrant, after the issuance of shares to meet all such obligations Sterling would have available for future issuance only approximately 37,356,577 shares of common stock should the Common Stock Amendment not be approved by our shareholders.

The Board of Directors believes that it is in Sterling’s best interest to increase the number of authorized but unissued shares of common stock in order to meet Sterling’s possible future business and financing needs as they arise. While management has no current specific plans, agreements or understandings for the issuance of the additional shares, our Board of Directors believes that the availability of these additional shares will provide Sterling with the capability and flexibility to issue common stock for a variety of purposes that the Board of Directors may deem advisable in the future. These purposes could include, among other things, raising additional capital; increasing the capital position of our subsidiary banks; issuing stock for possible acquisition transactions;

repaying funds received by Sterling through the Treasury’s Capital Purchase Program should we elect to do so in the future, or for other corporate and business purposes. The additional common shares authorized would be identical in all respects to Sterling’s currently authorized shares of common stock. Sterling’s Restated Articles of Incorporation provide that shareholders shall not have preemptive rights for its capital stock. The determination by our Board of Directors and Sterling’s management that the authorized common stock should be increased took into account the historical and anticipated issuance patterns of Sterling, the potential issuance of stock splits or dividends in the future based on market conditions, and other additional financing or expansion that may be appropriate to enhance shareholder value.

The proposed increase in the number of authorized shares of common stock would give our Board of Directors authority to issue additional shares of common stock from time to time without delay or further action by the shareholders except as may be required by applicable law or the rules of Nasdaq. Subject to its fiduciary duties to shareholders, the Board of Directors would have the authority to issue additional shares in transactions that might discourage, delay or prevent an unsolicited acquisition of control of Sterling or make such an unsolicited acquisition of control of Sterling more difficult or expensive; however, the Board of Directors has no plans to utilize the authorized shares in that manner and is not aware of any effort by any third parties to acquire control of Sterling.

The issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and could dilute a shareholder’s percentage voting power in Sterling. Holders of our common stock are not entitled to preemptive rights or other protections against dilution. Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares. As noted above, we may repurchase our Series A Preferred Stock and the related Treasury Warrant issued under the Capital Purchase Program with the proceeds from any sale of these additional shares of common stock. If we elect to repurchase the Series A Preferred Stock and the Treasury Warrant, the Treasury Warrant will be repurchased at fair market value. Accordingly, the repurchase of these securities may be at an amount more than our carrying value and, as such, may negatively impact our net income available to shareholders and our earnings per share.

In the event shareholders approve the Common Stock Amendment, Article V of Sterling’s Restated Articles of Incorporation will be amended to increase the number of shares of common stock which Sterling is authorized to issue from 100,000,000 to 750,000,000. The par value of the common stock will remain at one dollar ($1.00) per share. The number of shares of authorized preferred stock would remain at 10,000,000. Upon effectiveness of the Amendment, the first sentence of Article V of Sterling’s Restated Articles of Incorporation will read as follows:

ARTICLE V. Capital Stock. The total number of shares of all classes of capital stock which the Corporation has authority to issue is 760,000,000, of which 750,000,000 shall be Common Stock of par value of $1.00 per share, and of which 10,000,000 shall be Preferred Stock having a par value of $1.00 per share.

The remaining text of Article V of Sterling’s Restated Articles of Incorporation would remain unchanged.

Approval of the Common Stock Amendment will require the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Proxies received in response to the Board of Director’s solicitation will be voted “FOR” approval of the Common Stock Amendment if no specific instructions are included thereon for this Proposal 1.

The Board of Directors recommends a vote “FOR” the amendment to Sterling’s Restated Articles of Incorporation to increase the number of authorized shares of common stock.

PROPOSAL 2:	APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION.

In the event there are not sufficient votes at the time of the Special Meeting to approve the proposal to amend Sterling’s Restated Articles of Incorporation, our Board of Directors may propose to adjourn the Special Meeting to a later date or dates in order to permit the solicitation of additional proxies. Pursuant to the provisions of our bylaws, the Board of Directors must fix a new Record Date to determine the shareholders entitled to vote at the adjourned meeting if the meeting is adjourned more than 120 days after the date fixed for the original meeting.

In order to permit proxies that have been received by us at the time of the Special Meeting to be voted for an adjournment, if necessary, we have submitted this proposal (the “Adjournment Proposal”) to you as a separate matter for your consideration. In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Special Meeting and any later adjournments. If shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other proposal, including the solicitation of proxies from shareholders who have previously voted against the other proposal. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the proposal to amend Sterling’s Restated Articles of Incorporation has been received, we could adjourn the Special Meeting without a vote on the proposal and seek to convince the holders of those shares to change their votes to votes in favor of the proposal.

The affirmative vote of a majority of the shares of our common stock present in person or by proxy and voting at the Special Meeting is required to approve the Adjournment Proposal, if this proposal becomes necessary. Abstentions and broker non-votes will have no effect on the Adjournment Proposal. No proxy that is specifically marked AGAINST either of the other proposals will be voted in favor of the Adjournment Proposal unless that proxy is specifically marked FOR approval of the Adjournment Proposal.

The Board of Directors unanimously recommends that you vote “FOR” this proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of July 31, 2009 regarding the shares of Sterling common stock beneficially owned by (i) each person known by Sterling to own beneficially more than 5% of Sterling’s common stock; (ii) each Director of Sterling; (iii) the CEO of Sterling, the CFO of Sterling, and the three other most highly compensated Executive Officers who were serving as Executive Officers at the end of 2008; and (iv) all Directors and Executive Officers of Sterling as a group. Except as noted below, each holder has sole voting and investment power with respect to shares of Sterling common stock listed as owned by that person.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percent of Common Stock(2)
Beneficial owners of more than 5%
Barclays Global Investors(3)	4,352,134		8.31%
45 Fremont Street
San Francisco, CA 94105
Sirios Capital Management LP(4)	2,760,770		5.27%
One International Place
Boston, MA 02110
FMR, LLC(5)	3,691,151		7.04%
82 Devonshire Street
Boston, MA 02109
Directors and Executive Officers
Katherine K. Anderson	18,000		*
Ellen R.M. Boyer	10,000		*
Daniel G. Byrne	200,361	(6)	*
Donn C. Costa	191,081	(7)	*
William L. Eisenhart	20,450	(8)	*
James P. Fugate	26,912	(9)	*
Harold B. Gilkey	691,384	(10)	1.31%
James B. Keegan, Jr	169,579	(11)	*
Robert D. Larrabee	40,259	(12)	*
Michael F. Reuling	24,994	(13)	*
J. Gregory Seibly	58,750	(14)	*
Heidi B. Stanley	314,919	(15)	*
William W. Zuppe	472,301	(16)	*
All Directors and Executive Officers as a Group (29 persons)	2,803,387	(17)	5.27%

*	Less than 1%

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Sterling common stock over which he or she has voting or investment power and of which he or she has the right to acquire beneficial ownership within 60 days of July 31, 2009. The table includes shares owned by spouses, other immediate family members, in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held as restricted stock and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

(2)	Based on shares outstanding at July 31, 2009, of 52,397,277.

(3)	Based on Schedule 13G filed on February 5, 2009 by Barclays Global Investors, NA and affiliates that in the aggregate they have sole voting power as to 3,341,001 shares and dispositive power as to 4,352,134 shares.

(4)	Based on Schedule 13G filed on February 5, 2009 by Sirios Capital Management LP disclosing that in the aggregate it has shared voting power as to 2,760,770 shares and shared dispositive power as to 2,760,770 shares.

(5)	Based on Schedule 13G/A filed on February 16, 2009 by FMR LLC disclosing that in the aggregate it has sole dispositive power as to 3,691,151 shares.

(6)	Includes 67,500 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009, and 31,831 shares held for Mr. Byrne’s individual account under the 401(k) Plan. Excludes 33,384 shares held by Sterling’s Deferred Compensation Plan and 9,527 shares (as of December 31, 2008) held by the 401(k) Plan for the benefit of Mr. Byrne, as to which Mr. Byrne disclaims beneficial ownership.

(7)	Includes 2,250 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009. Excludes 603 shares (as of December 31, 2008) held by the 401(k) Plan for the benefit of Mr. Costa, as to which Mr. Costa disclaims beneficial ownership.

(8)	Includes 13,500 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009.

(9)	Includes 15,000 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009.

(10)	Includes 200,000 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009, and 21,312 shares held for Mr. Gilkey’s individual account under the 401(k) Plan. Excludes 268,045 shares held by Sterling’s Deferred Compensation Plan and 12,793 shares (as of December 31, 2008) held by the 401(k) Plan for the benefit of Mr. Gilkey, as to which shares Mr. Gilkey disclaims beneficial ownership.

(11)	Includes 35,937 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009.

(12)	Includes 12,000 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009. As of July 31, 2009, 6,734 of the securities held by Mr. Larrabee were pledged as collateral for a loan.

(13)	Includes 10,785 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009.

(14)	Includes 15,000 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009. Excludes 561 shares (as of December 31, 2008) held by the 401(k) Plan for the benefit of Mr. Seibly, as to which Mr. Seibly disclaims beneficial ownership.

(15)	Includes 157,950 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009, and 8,007 shares held for Ms. Stanley’s individual account under the 401(k) Plan. Excludes 49,365 shares held by Sterling’s Deferred Compensation Plan and 7,742 shares (as of December 31, 2008) held by the 401(k) Plan for the benefit of Ms. Stanley, as to which shares Ms. Stanley disclaims beneficial ownership.

(16)	Includes 155,000 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009, and 22,072 shares held for Mr. Zuppe’s individual account under the 401(k) Plan. Excludes 12,127 shares (as of December 31, 2008) held by the 401(k) Plan for the benefit of Mr. Zuppe, as to which shares Mr. Zuppe disclaims beneficial ownership.

(17)	In addition to the information supplied in footnotes 6-17, includes 144,200 shares issuable pursuant to stock options exercisable within 60 days of July 31, 2009, and 10,490 shares held in individual accounts under the 401(k) Plan. Excludes 9,704 shares (as of December 31, 2008) held by the 401(k) Plan for the benefit of members of the group, as to which shares such members disclaim beneficial ownership.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of BDO Seidman, LLP, our independent registered public accounting firm, are not expected to be present at the Special Meeting, will not have an opportunity to make a statement, and are not expected to be available to respond to questions from shareholders.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the Special Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Sterling’s common stock. In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

It is presently anticipated that the 2010 Annual Meeting of Shareholders of Sterling will be held on April 27, 2010. In order for any Shareholder proposal to be considered for inclusion in the proxy materials of Sterling for the Annual Meeting on April 27, 2010, such proposal must be submitted, in accordance with the rules and regulations of the SEC, in writing to the Secretary of Sterling at Sterling’s corporate offices by November 15, 2009.

Shareholders wishing to bring a proposal to be considered at the 2010 Annual Meeting of Shareholders (but not include it in Sterling’s proxy materials) must provide written notice of such proposal to Sterling’s Secretary at Sterling’s principal executive offices no later than January 31, 2010 to be considered timely.

INCORPORATION BY REFERENCE

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly we file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any reports, statements or other information that we may file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information about issuers that file electronically with the SEC. The address of the SEC’s Internet site is http://www.sec.gov.

The SEC allows us to incorporate by reference the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be a part of this proxy statement, and the information we later file with the SEC that is incorporated by reference in this proxy statement will automatically update information previously contained in this proxy statement and any incorporated document. Any statement contained in this proxy statement or in a document incorporated by reference in this proxy statement will be deemed modified or superseded to the extent that a later statement contained in this proxy statement or in an incorporated document modifies or supersedes such earlier statement.

This Proxy Statement incorporates by reference the respective documents filed by us with the SEC listed below and any future filings made by it with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Special Meeting:

1.	Our annual report on Form 10-K for the year ended December 31, 2008, filed on March 6, 2009.

2.	Our quarterly report on Form 10-Q for the period ended March 31, 2009, filed on May 11, 2009.

3.	Our current report on Form 8-K filed on July 21, 2009.

We hereby incorporate by reference additional documents that we may file with the SEC between the date of this Proxy Statement and the date of the Special Meeting. These include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

These documents are also available without charge to you on the Internet at http://www.sterlingfinancialcorporation-spokane.com or if you call or write to: Investor Relations, Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201-0611, telephone: (509) 458-3711. Shareholders must request this information no later than five business days prior to the meeting, or September 14, 2009, to assure receipt before the Special Meeting. The reference to our website is not intended to be an active link and the information on our website is not, and you must not consider the information to be, a part of this proxy statement.

By Order of the Board of Directors,

/s/Andrew J. Schultheis
Andrew J. Schultheis Secretary

Spokane, Washington

August 21, 2009

SPECIAL MEETING OF SHAREHOLDERS OF

STERLING FINANCIAL CORPORATION

September 21, 2009

Please date, sign and mail

your proxy card in the envelope

provided as soon as possible.

i Please detach along perforated line and mail in the envelope provided.i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF STERLING’S RESTATED ARTICLES OF
INCORPORATION AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO APPROVE AN AMENDMENT TO STERLING’S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, FROM 100,000,000 TO 750,000,000 SHARES.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.   APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION.

				FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR ITEMS 1 AND 2 AND AT THE DISCRETION OF THE PROXY AGENTS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Shares represented by a properly executed proxy will be voted in accordance with instructions appearing on the proxy and in the discretion of the proxy agents as to any other matters that may properly come before the Special Meeting of Shareholders or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting To Be Held on September 21, 2009. The Special meeting Proxy Statement, and Proxy Card and Annual Report to Shareholders for the year ended December 31, 2008 are also available at
www.sterlingfinancialcorporation-spokane.com.

To change the address on your account, please check

the box at right and indicate your new address in the

address space above. Please note that changes to                           ☐

the registered name(s) on the account may not be

submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

STERLING FINANCIAL CORPORATION

PROXY FOR THE SEPTEMBER 21, 2009, SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Harold B. Gilkey, Daniel G. Byrne and Robert G. Butterfield, and each of them, proxy agents of the undersigned, with full power of substitution, to represent and vote as directed herein all shares of Sterling Financial Corporation common stock held of record by the undersigned on August 6, 2009, at the special meeting of Sterling shareholders to be held in the Wall Street Conference Room of Sterling Savings Bank, 111 North Wall Street, Spokane, Washington, on Monday, September 21, 2009, at 9:00 a.m. local time, and any adjournment or postponement thereof, with authority to vote upon the matters listed on the other side of this proxy card and with discretionary authority as to any other matters that may properly come before the meeting.

(Continued and to be dated and signed on the reverse side)